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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 2000 included in General Dynamics Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in or made part of this registration statement.

                                               /s/ ARTHUR ANDERSEN LLP
                                          --------------------------------------
                                                   Arthur Andersen LLP

Vienna, Virginia

September 12, 2000